Exhibit 10.2

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

THIRD AMENDMENT
TO THE
COLLABORATIVE RESEARCH AND LICENSE AGREEMENT

THIS THIRD AMENDMENT TO THE COLLABORATIVE RESEARCH AND LICENSE AGREEMENT (the “Third Amendment”) is made by and between SENOMYX, INC. (“Senomyx”), a Delaware corporation, having a principal place of business at 11099 North Torrey Pines Road, La Jolla, California 92037, and NESTEC, Ltd. (“Nestlé”), a Swiss company, having a principal place of business at Avenue Nestlé 55, CH-1800 Vevey, Switzerland.

WHEREAS, Senomyx and Nestlé entered into that certain Collaborative Research and License Agreement dated as of April 18, 2002, as amended by that certain First Amendment dated October 23, 2003 and that Second Amendment dated April 17, 2005, (collectively, the “Agreement”); and

WHEREAS, the parties wish to amend the Agreement in the manner set forth in this Third Amendment (capitalized terms used but not otherwise defined in this Third Amendment shall have the meanings given such terms in the Agreement).

NOW, THEREFORE, in consideration of the foregoing premises and of the covenants, representations and agreements set forth below, the parties hereby agree to amend the Agreement as follows:

1.             The following definitions of Appendix A of the Agreement are hereby added or amended and restated herein. All other definitions in the Agreement will remain unchanged.

“Africa” means the following countries, which list will at all times be subject to U.S. trade embargoes:

Algeria Benin Burundi Botswana Burkina Faso Cameroon Cape Verde Central African Republic Chad Comoros Congo-Brazzaville Congo-Kinshasa Cote d’Ivoire Djibouti Egypt Equatorial Guinea	Eritrea Ethiopia Gabon Gambia Ghana Guinea Guinea-Bissau Kenya Lesotho Madagascar Malawi Mali Mauritania Mauritius Morocco Mozambique	Namibia Niger Nigeria Rwanda Sao Tome and Principe Senegal Seychelles Somalia South Africa Swaziland Tanzania Togo Tunisia Uganda Zambia

“Asia” means the following Asian countries, which list will at all times be subject to U.S. trade embargoes:

Bangladesh Bhutan Cambodia China, P.R. of East Timor Hong Kong India Indonesia	Japan Korea, Republic of Lao People’s Democr. Rep. Macau Malaysia Maldives Mongolia Nepal	Pakistan Philippines Singapore Sri Lanka Taiwan Thailand Vietnam

“[***] Category” means [***]; provided, however, that the [***] Category does not include [***].

“Europe” means the following countries:  Austria, Belgium, Cypress, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Poland, Portugal, Russian Federation, Slovakia, Slovenia, Spain, Sweden, Switzerland, The Netherlands, Turkey, Ukraine and the United Kingdom, which list will at all times be subject to U.S. trade embargoes.

“Latin America” means the following countries: Argentina, Brazil, Chile, Columbia, Costa Rica, Ecuador, El Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Peru, Uruguay, and Venezuela, which list will at all times be subject to U.S. trade embargoes.

“Middle East” means the following countries:  Bahrain, Dubai, Israel, Jordan, Oman, Qatar, Saudi Arabia, United Arab Emirates and Yemen, which list will at all times be subject to U.S. trade embargoes.

“Oceania” means the following countries: Australia, New Zealand, Papua New Guinea, New Caledonia, Tahiti, Fiji, Vanuatu and the Cook Islands, which list will at all times be subject to U.S. trade embargoes.

“Pet Food Category” means all forms of cat and dog foods.

“Regulatory Approval Date” means the date that a regulatory approval is given that will allow the Products to be sold for commercial sale and human consumption in a country.

***Confidential Treatment Requested

“Relevant Category” means the [***] Category, or the Dehydrated and Culinary Food Category, or the Wet Soup Category, or the Frozen Food Category, or the Pet Food Category for [***] Products and the Frozen Food Category, or the Dehydrated and Culinary Food Category for [***] Products.

“[***] Field” means the [***] Category, the Dehydrated and Culinary Food Category, the Frozen Food Category, the Wet Soup Category and the Pet Food Category and specifically excludes the [***] Category, the [***] Category, and the New Category, except as provided for under Section 3.2. The [***] Field does not include [***].

2.             The two first sentences of Section 3.2 of the Agreement are hereby amended and restated in their entirety as follows:

“3.2         Product Development. Upon the Regulatory Approval Date in each country, Nestlé will use its reasonable endeavors to implement and complete a concept and products acceptance test within a period of [***] to ascertain the commercial potential of Products in such country (e.g. product concept development, consumer testing etc). Upon completion of this process for each country (“Decision Date”), Nestlé will decide in which of the Relevant Categories it wishes to commercialize Products and will notify the Steering Committee in writing of same.”

The remainder of Section 3.2 shall remain unchanged.

3.             Section 7.1(B)(a) of the Agreement is hereby amended and restated in its entirety as follows:

“(B)         Second Three Years of the Collaborative Period.

a.     [***] per month for the second three years of the Collaborative Period for the [***] Program until achievement of the following interim goal:  identification of at least one Compound that [***] (“Interim Goal”).”

The remainder of Section 7.1 shall remain unchanged.

4.             A new Section 7.4 (H) is hereby added as follows:

“(H)   For the [***] Field if Nestle does not commercialize a [***] Product (or has not taken substantial steps to commercialize a [***] Product) in a country in a Relevant Category within [***] of the Decision

***Confidential Treatment Requested

Date then[***].

Each occurrence of the term “Products” in Sections 7.4(C), 7.4(D), 7.4(F) and 7.4(G) is hereby replaced with the term “[***] Products.”

5.             Section 7.5 is hereby amended and restated in its entirety as follows:

“7.5         If at any time during the Royalty Term any other Third Party discovers and is able to commercialize a compound or material which enhances the [***] taste of products with application to products in the [***] Field and/or any Third Party rights come into existence over a [***] Compound, Nestlé has [***]. Any unsolved disputes regarding [***] will be settled in accordance with Section 17.4 or as otherwise mutually agreed upon in writing.”

6.             Sections 8.1(B) and 8.1(C) are hereby amended and restated in their entirety as follows:

“(B)         (i) an exclusive, nontransferable (except as permitted under Section 17.12), worldwide license under the Senomyx Technology to use [***] Compound(s) solely for non-commercial development of [***] Products in the [***] Field; and Senomyx hereby grants to Nestlé (ii) an exclusive, nontransferable (except as permitted under Section 17.12), license under the Senomyx Technology to use [***] Compound(s) solely for non-commercial development of [***] Products in the Dehydrated and Culinary Food Category, Frozen Food Category and the Wet Soup Category in Europe; (iii) a co-exclusive, with one collaborator of Senomyx, nontransferable (except as permitted under Section 17.12), license under the Senomyx Technology to use [***] Compound(s) solely for non-commercial development of [***] Products in the [***] Category in Asia; (iv) an exclusive, nontransferable (except as permitted under Section 17.12), license under the Senomyx Technology to use [***] Compound(s) solely for non-commercial development of [***] Products in the Dehydrated and Culinary Food Category, and the Frozen Food Category in Latin America; (v) an exclusive, nontransferable (except as permitted under Section 17.12), license under the Senomyx Technology to use [***] Compound(s) solely for non-commercial development of [***] Products in the Frozen Food Category in Israel and Oceania; (vi) a co-exclusive, with one collaborator of Senomyx, nontransferable (except as permitted under Section 17.12), worldwide license under the Senomyx Technology to use [***] Compound(s) solely for non-commercial development of [***] Products in the Pet Food Category; and (vii) an exclusive, nontransferable (except as permitted under Section 17.12), license under the Senomyx Technology to use [***] Compound(s) solely for

***Confidential Treatment Requested

non-commercial development of [***] Products in the Dehydrated and Culinary Food Category in Africa and the Middle East.

(C)           (i) an exclusive, nontransferable (except as permitted under Section 17.12), worldwide license under the Senomyx Technology to make, have made, use, sell, offer for sale, have sold, import and export [***] Products for the [***] Field; (ii) an exclusive, nontransferable (except as permitted under Section 17.12), license under the Senomyx Technology to make, have made, use, sell, offer for sale, have sold, import and export [***] Products for the Dehydrated and Culinary Food Category, Frozen Food Category and the Wet Soup Category in Europe; (iii) a co-exclusive, with one collaborator of Senomyx, nontransferable (except as permitted under Section 17.12), license under the Senomyx Technology to make, have made, use, sell, offer for sale, have sold, import and export [***] Products for the [***] Category in Asia;  and (iv) an exclusive, nontransferable (except as permitted under Section 17.12), license under the Senomyx Technology to make, have made, use, sell, offer for sale, have sold, import and export [***] Products for the Dehydrated and Culinary Food Category and Frozen Food Category in Latin America; (v) an exclusive, nontransferable (except as permitted under Section 17.12), license under the Senomyx Technology to use [***] Compound(s) to make, have made, use, sell, offer for sale, have sold, import and export [***] Products in the Frozen Food Category in Israel and Oceania; (vi) a co-exclusive, with one collaborator of Senomyx, nontransferable (except as permitted under Section 17.12), worldwide license under the Senomyx Technology to use [***] Compound(s) to make, have made, use, sell, offer for sale, have sold, import and export [***] Products in the Pet Food Category; and (vii) an exclusive, nontransferable (except as permitted under Section 17.12), license under the Senomyx Technology to make, have made, use, sell, offer for sale, have sold, import and export [***] Products in the Dehydrated and Culinary Food Category in Africa and the Middle East.”

For the avoidance of doubt, except as specifically provided above any previous grant of rights to Nestlé under 8.1(B) and (C) are hereby terminated.

7.             The terms and conditions of the Appendix B Research Plan for the [***] Program will be updated at the next meeting of the Steering Committee and will be incorporated into this Agreement by reference.

8.             Senomyx will issue a press release to announce the execution of this Third Amendment and the material terms; provided, however, that the extent of disclosure of such material terms shall be no more than is required to comply with applicable SEC disclosure requirements and otherwise subject to the prior written consent of Nestlé. Thereafter, Nestlé and Senomyx may each disclose to Third Parties the information contained in such press release without the need for further approval by the other party.

9.             Except as specifically amended by this Third Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

***Confidential Treatment Requested

10.          This Third Amendment will be governed by the laws of the State of California, U.S.A., as such laws are applied to contracts entered into and to be performed entirely within such State.

11.          This Third Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Third Amendment effective as of the date last signed by the parties below.

SENOMYX, INC.		NESTEC LTD.:

By:	/s/ John Poyhonen	By:	/s/ Rainer Schoenegge

Name:	John Poyhonen	Name:	Rainer Schoenegge

Title:	Chief Financial & Business Officer	Title:	Vice President

Date:	March 22, 2006	Date:	31.01.2006